UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 18, 2024

TILE SHOP HOLDINGS, INC.

(Exact name of Registrant as Specified in its Charter)

Delaware	001-35629	45-5538095
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

14000 Carlson Parkway, Plymouth, Minnesota 55441

(Address of principal executive offices, including ZIP code)

(763) 852-2950

(Registrant’s telephone number, including area code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.0001 par value	TTSH	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.    ☐

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

As previously disclosed in a Current Report on Form 8-K filed with the Securities and Exchange Commission on March 7, 2024, on March 5, 2024, the Board of Directors (the “Board”) of Tile Shop Holdings, Inc. (the “Company”) appointed Mark B. Davis, current Vice President, Investor Relations, and Chief Accounting Officer (Principal Accounting Officer) of the Company, as Senior Vice President, Chief Financial Officer and Secretary of the Company, effective as of April 1, 2024. In connection with such appointment, on March 18, 2024, the Company and Mr. Davis entered into an amendment (the “Amendment”) to Mr. Davis’s employment agreement, dated September 6, 2019, to, among other things, reflect Mr. Davis’s new title; provide for annual base salary of $300,000, paid in accordance with the Company’s normal payroll procedures; amend Mr. Davis’s target annual cash incentive compensation opportunity to provide a target of 50% of his base salary and his equity awards; and revise Mr. Davis’s equity awards to provide for a grant of equity awards with an aggregate value of $200,000.

The description of the Amendment contained herein does not purport to be complete and is subject to, and qualified in its entirety by reference to, the full text of the Amendment, a copy of which is filed as Exhibit 10.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits

(d)	Exhibits.

10.1*	Amendment to Employment Agreement, dated as of March 18, 2024, by and between Tile Shop Holdings, Inc and Mark Davis.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

* Management compensatory plan or arrangement.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TILE SHOP HOLDINGS, INC.

Date: March 18, 2024	By:	/s/ Cabell H. Lolmaugh
	Name:	Cabell H. Lolmaugh
	Title:	Chief Executive Officer